                                                                    Exhibit 10.2

                                                                  CONFORMED COPY

                                 AMENDMENT NO. 1

            AMENDMENT NO. 1 dated as of November 19, 1997, between BE AEROSPACE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            The Company, the Lenders and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of October 29, 1993, as amended and restated as of May 29, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The Company and the Administrative Agent are parties to a Revolving Credit Security Agreement dated as of October 29, 1993 (as heretofore modified and supplemented and in effect on the date hereof, the "Revolving Credit Security Agreement"). The Company has requested that the Credit Agreement and the Revolving Credit Security Agreement be amended in certain respects, and accordingly, the parties hereto hereby agree as follows:

            Section 1. Definitions. Except as otherwise defined in this Amendment No. 1. terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.

            Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof (the "First Amendment Effective Date"), the Credit Agreement and the Revolving Credit Security Agreement shall be amended as follows:

            2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby. References in the Revolving Credit Security Agreement (including references to the Revolving Credit Security Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Revolving Credit Security Agreement as amended hereby.

            2.02. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and by amending the following definitions (to the extent already included in said Section 1.01) to read in their entirety, as follows:

            "Amendment No. 1" shall mean Amendment No. 1 dated as of November 13, 1997 to this Agreement.

            "BE Services" shall mean B/E Services, Inc. a Delaware corporation and Wholly Owned Subsidiary of the Company.

            "First Amendment Effective Date" shall have the meaning ascribed thereto in Amendment No. 1.

            "GE Lease Agreement" shall mean the Master Lease Agreement dated as of October 20, 1997 between the Company and General Electric Capital Corporation, for itself and as Agent for Certain Participants.

            "Guarantee and Security Agreement" shall mean a Guarantee and Security Agreement substantially in the form of Exhibit A to Amendment No. 1, dated the First Amendment Effective Date, between In-Flight Entertainment, LLC and the Administrative Agent as the same shall be modified and supplemented and in effect from time to time.

            "In-Flight Entertainment LLC" shall mean In-Flight Entertainment, LLC, a Delaware limited liability company and Wholly Owned Subsidiary of the Company.

            "Revolving Credit Security Agreement" shall mean the Revolving Credit Security Agreement dated as of October 29, 1993 between the Company and the Agent, a copy of which is attached as Exhibit A-1 hereto, as amended by Sections 11.13(a) and 11.13(c) hereof and as the same shall be further modified, supplemented and in effect from time to time.

            "Security Documents" shall mean, collectively, the Revolving Credit Security Agreement, the Term Loan Security Agreement and the Guarantee and Security Agreement."

            "Term Loan Security Agreement" shall mean the Term Loan Security Agreement dated as of October 29, 1993, a copy of which is attached as Exhibit A-2 hereto, as amended by Sections 11.13(b) and 11.13(d) hereof and as the same shall be further modified, supplemented and in effect from time to time.

            2.03. The definition of "Borrowing Base" in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting, In-Flight Entertainment LLC and BE Services" immediately following "Company" therein and (ii) inserting ", other than in the case of BE Services," immediately after "the Administrative Agent has" therein.

            2.04. The definition of "Eligible inventory" in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting ", In-Flight Entertainment LLC and BE Services" immediately following "Company" in the third line therein and (ii) inserting ", other than in the case of BE Services," immediately after "the Administrative Agent has" therein.

            2.05. The definition of "Eligible Receivables" in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting ", In-Flight Entertainment LLC and BE Services" immediately following "Company" in the second line therein and (ii) inserting ", other than in the case of BE Services," immediately after "the Administrative Agent has" therein.

            2.06. Section 8.06(i) of the Credit Agreement is hereby amended by inserting "and/or software and license rights with respect to software (including, without limitation, software and license rights with respect to software under the GE Lease Agreement)" immediately following "real and/or tangible personal Property" therein.

            2.07. Section 8.17(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

            "(a) The Company will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that the Company and each of its Subsidiaries at all times owns (subject only to the Lien of the Security Documents) at least the same percentage of the issued and outstanding shares of each class of stock or partnership or other ownership interest of each of its Subsidiaries as is owned on the Restatement Date (or, with respect to any Subsidiary acquired or organized after the date hereof, as of the date of such acquisition or organization). Without limiting the generality of the foregoing, none of the Company nor any of its Subsidiaries shall sell, transfer or otherwise dispose of any shares of stock or partnership or other ownership interest in any Subsidiary owned by them, nor permit an Subsidiary to issue any shares of stock of any class or partnership or other ownership interest whatsoever to any Person (other than to the Company or the immediate parent of such Subsidiary which is a Wholly Owned Subsidiary of the Company). In the event that (a) an" such additional shares of stock or partnership or other ownership interest shall be issued by any such Subsidiary or (b) the Company shall directly or indirectly create any new Subsidiary or Acquire any additional Subsidiary and shall thereby become the owner, directly or indirectly, of the shares of capital stock or partnership or other ownership interest of such new or additional Subsidiary, the Company agrees forthwith to deliver to the Administrative Agent pursuant to security documents satisfactory to the Banks, any shares, certificates of ownership, membership interests or other evidence of ownership, or other securities received as a result therefrom (together with undated stock or other powers executed in blank) and shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable in the judgment of the Administrative Agent) to create, preserve or validate the security interest created therein, including, without limitation, causing any or all of the Revolving Credit Collateral and Series A Collateral (as defined in the Revoking Credit Security Agreement and Guarantee and Security Agreement, respectively) to be transferred of record into the name of the Administrative Agent; provided that if any such Subsidiary is organized under the laws of a jurisdiction other than the United States of America or a State thereof, the Company need not pledge to the Administrative Agent more than 65% of the capital stock, partnership or other ownership interest in such Subsidiary and such pledge shall, at the request of the Majority Series A Lenders, be made either under the Revolving Credit Security Agreement or under a pledge or other agreement governed by the law of such Subsidiary's jurisdiction of organization."

            2.08. Section 9(d) of the Credit Agreement is hereby amended by adding the following at the end thereof:

            "In-Flight Entertainment LLC shall default in the performance of any of its obligations under Section 6.02 of the Guarantee and Security Agreement; or"

            2.09. Section 10.05 of the Credit Agreement is hereby amended by inserting "or Section 5.02 of the Guarantee and Security Agreement" immediately following "Section 4.02 of the Revolving Credit Security Agreement" wherever the same occurs therein.

            2.10. Section 10.09 of the Credit Agreement is hereby amended by inserting "or the Guarantee and Security Agreement" immediately following "the Revolving Credit Security Agreement" in clauses (ii) and (iv) therein.

            2.11. Section 10.10 of the Credit Agreement is hereby amended by inserting "and Section 5.03 of the Guarantee and Security Agreement" immediately following "Section 4.03 of the Revolving Credit Security Agreement" therein.

            2.12. Section 11.03 of the Credit Agreement is hereby amended by inserting "or Section 5.02 of the Guarantee and Security Agreement" immediately following "Section 4.02 of the Revolving Credit Security Agreement" therein.

            2.13. Section 11.13 of the Credit Agreement is hereby amended by adding the following at the end thereof:

            "(c) The Revolving Credit Security Agreement is hereby amended so that (i) from and after the Amendment Effective Date, (x) all references therein to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended and restated hereby and (y) all references therein to '$85,000,000' shall be deemed to be a reference to '$125,000,000', and (ii) from and after May 18, 1994, all references therein to 'Revolving Credit Notes' and 'Revolving Credit Commitments' shall be deemed to be references to 'Series A Lenders', 'Series A Loans', 'Series A Notes' and 'Series A Commitments', respectively.

            (d) The Term Loan Security Agreement is hereby amended so that (i) from and after the Amendment Effective Date, (x) all references therein to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended and restated hereby and (y) all references therein to '$85,000,000' shall be deemed to be a reference to '$125,000,000', and
      (ii) from and after May 18, 1994, all references therein to 'Term Loan Lenders', 'Term Loans', 'Term Loan Notes' and 'Term Loan Commitments' shall be deemed to be references to 'Series B Lenders', 'Series B Loans', 'Series B Notes' and 'Series B Commitments', respectively."

            2.14. Section 1 of the Revolving Credit Security Agreement shall be amended by adding the following new definitions and inserting the same in the appropriate alphabetical locations, as follows:

            "LLC Agreements" shall have the meaning ascribed thereto in Section 3(m) hereof.

            "LLC Collateral" shall have the meaning ascribed thereto in Section 3(m) hereof.

            "LLC Issuers" shall mean the respective limited liability companies identified on Annex 7 hereto.

            "Pledged Membership Interests" shall have the meaning ascribed thereto in Section 3(m) hereof.

            2.15. Section 2 of the Revolving Credit Security Agreement is hereby amended by adding the following at the end thereof:

            "(i) the Pledged Membership Interests, and all other Pledged Membership Interests in which the Company shall hereafter grant a security interest pursuant to Section 3 hereof, will be duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Membership Interests is or will be subject to any contractual restriction, upon the transfer of such Pledged Membership Interests (except for any such restriction contained herein).

            (j) the Pledged Membership Interests constitute all of the ownership interests in the LLC Issuers held by the Company on the date hereof (whether or not registered in the name of the Company). and the Company is the registered owner of all such ownership interests."

            2.16. Section 3 of the Revolving Credit Security Agreement is hereby amended by relettering clause (m) as clause (r) and by inserting the following immediately following clause (l) therein:

            "(m) the ownership interests of the Company in the LLC Issuers identified in Annex 7 hereto, all certificates (if any) representing or evidencing such ownership interests, and all right, title and interest in, to and under the limited liability company agreements (the "LLC Agreements") of such LLC Issuers (including without limitation all of the right, title and interest (if any) as a member to participate in the operation or management the LLC Issuers and all of its ownership interests under the LLC Agreements), and all present and future rights of the Company to receive payment of money or other distribution of payments arising out of or in connection with its ownership interests and its rights under the LLC Agreements, now or hereafter owned by the Company, in each case together with any certificates evidencing the same (collectively, the "Pledged Membership Interests" and, together with the Revolving Credit Collateral pledged hereunder pursuant to clauses (n) through (r) being herein collectively called the "LLC Collateral");

            (n) any and all moneys, and any and all rights to receive such moneys, due or to become due to the Company now or in the future by way of a distribution made to the Company in its capacity as a member of any of the LLC Issuers or otherwise pursuant to the LLC Agreements;

            (o) any other property or assets, and any and all rights to receive such property or assets, of any of the LLC Issuers to which the Company now or in the future may be entitled in its capacity as a member of such LLC Issuers;

            (p) any other claim which the Company now has or may in the future acquire in its capacity as a member of any of the LLC Issuers against any such LLC Issuer and its property or arising out of or for breach of or default under the LLC Agreements or otherwise relating to the property of any of the LLC Issuers;

            (q) all rights to terminate, amend, supplement, modify or waive performance under the LLC Agreements, to perform thereunder and to compel performance and to otherwise exercise all remedies thereunder;"

            2.17. Section 5.01(a) of the Revolving Credit Security Agreement is hereby amended by inserting the following immediately before "subject to Section 5.04(a)(1) hereof" therein:

            "(i) with respect to any Pledged Membership Interests acquired, received or hereafter held by the Company, take such action as the Agent shall deem necessary or appropriate to perfect the pledge and security interest granted by Section 3 of this Agreement in such Pledged Membership Interests, including without limitation (a) to the extent that they constitute Securities (as defined in Section 8-102(a)(15) of the Uniform Commercial Code) which are not represented by a certificate, cause the LLC Issuer of such Pledged Membership Interests to either register the Agent as the registered owner thereof or agree that it will comply with Instructions (as defined in Section 8-102(a)(12) of the Uniform Commercial
      Code) originated by the Agent with respect to such Pledged Membership Interests without further consent by the Company and (b) to the extent that they constitute Securities (as defined in Section 8-102(a)(15) of the Uniform Commercial Code) which are represented by a certificate, deliver to the Agent any such certificates representing the Pledged Membership Interests and (ii)"

            2.18. Section 5.04 of the Revolving Credit Security Agreement is hereby amended by inserting a new clause (c) at the end thereto reading as follows:

            "(c) LLC Collateral.

            (1) The Company will cause the LLC Collateral to constitute at all times 100% of the aggregate ownership and membership interest of each LLC Issuer then outstanding.

            (2) So long as no Event of Default shall have occurred and be continuing, the Company shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the LLC Collateral for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any other instrument or agreement referred to herein or therein, provided that the Company agrees that it will not vote the LLC Collateral in any manner that is inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any such other instrument or agreement; and the Agent shall execute and deliver to the Company or cause to be executed and delivered to the Company all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Company may reasonably request for the purpose of enabling the Company to exercise the rights and powers that they are entitled to exercise pursuant to this Section 5.04(c).

            (3) Unless and until an Event of Default has occurred and is continuing, the Company shall be entitled to receive and retain any distributions and dividends payable in respect of the LLC Collateral.

            (4) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Agent or any Series A Lender exercises any available right to declare any Revolving Credit Secured Obligations due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the Notes or any other agreement relating to such Revolving Credit Secured Obligations, all distributions and dividends on the LLC Collateral, whether consisting of cash, checks and other near-cash items, shall be paid directly to the Agent and retained by it as part of the Revolving Credit Collateral, subject to the terms of this Agreement, and, if the Agent shall so request in writing, the Company agrees to execute and deliver to the Agent appropriate additional dividend, distribution and other orders and documents to that end, and if the Company shall receive any such amounts, it shall hold the same in trust for the Agent and deliver the same forthwith to the Agent in the exact form received, duly indorsed by the Company to the Agent, if required; provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Agent shall, upon request of the Company (except to the extent theretofore applied to the Revolving Credit Secured Obligations), be returned by the Agent to the Company."

            2.19. Section 5.11 of the Revolving Credit Security Agreement is hereby amended by deleting "and" at the end of clause (ii) therein, inserting "and" at the end of clause (iii) therein and inserting and clause (iv) thereto reading as follows:

            "(iv), in the case of the Pledged Membership Interests, take such action as the Agent shall deem necessary or appropriate to perfect the pledge and security interest granted by Section 3 of this Agreement in such Pledged Membership Interests, including without limitation (x) to the extent that they constitute Securities (as defined in Section 8-102(a)(15) of the Uniform Commercial Code) which are not represented by a certificate, cause the LLC Issuer of such Pledged Membership Interests to either register the Agent as the registered owner thereof or agree that it will comply with Instructions (as defined in Section 8-102(a)(12) of the Uniform Commercial Code) originated by the Agent with respect to such Pledged Membership Interests without further consent by the Company and
      (y) to the extent that they constitute Securities (as defined in Section 8-102(a)(15) of the Uniform Commercial Code) which are represented by a certificate, deliver to the Agent any such certificates representing the Pledged Membership Interests"

            2.20. Annex 1 to the Revolving Credit Security Agreement is hereby amended by adding the following at the end thereof:


                                                               1,000 shares of
                                                               common stock
            "B/E Services, Inc.      1      BE Aerospace Inc.  $0.0l par value"

            2.21. The Revolving Credit Security Agreement is hereby amended by adding a new Annex 7 thereto as follows:

                                                                        "Annex 7
                          PLEDGED MEMBERSHIP INTERESTS

                    Certificate Nos.                      Percentage of
LLC Issuer          (if any)          Registered Owner    Ownership Interest
----------          ---------------   ----------------    ------------------
In-Flight
Entertainment, LLC  None              BE Aerospace, Inc.  100%"

            Section 3. Representations and Warranties. The Company represents and warrants to the Lenders that the representations and warranties set forth in
Section 7 of the Credit Agreement (as amended hereby) are true and complete on the date hereof as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to be made as of a specific date, as of such specific date) and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 1. The Company represents and warrants to the Lenders that the representations and warranties set forth in
Section 2 of the Revolving Credit Security Agreement (as amended hereby) are true and complete on the date hereof as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to be made as of a specific date, as of such specific date) and as if each reference in said
Section 2 to "this Agreement" included reference to this Amendment No. 1.

            Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement and Revolving Credit Security Agreement set forth in said Section 2 shall become effective, as of the date hereof upon the satisfaction of the following conditions:

            4.01. Execution. This Amendment No. 1 shall have been executed and delivered by the Company and the Majority Lenders.

            4.02. Documents. The Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

            (1) Corporate Documents. Certified copies of the organizational documents of the Company, In-Flight Entertainment LLC and BE Services (or, in the case of the Company, a certification to the effect that none of such documents has been modified since delivery thereof on the Amendment Effective Date pursuant to the Credit Agreement) and of all limited liability company or corporate authority for the Company and In-Flight Entertainment LLC (including, without limitation, board of director resolutions, member approvals and evidence of incumbency, including specimen signatures) with respect to the execution, delivery and performance of this Amendment No. 1, the Credit Agreement as amended hereby and the Guarantee and Security Agreement, as the case may be, and each other document to be delivered by the Company and In-Flight Entertainment LLC from time to time in connection with the Credit Agreement as amended hereby and the Security Documents (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from the Company to the contrary).

            (2) Officer's Certificate. A certificate of a senior officer of the Company, dated the date hereof, to the effect that, after giving effect to this Amendment No. 1, no defaults shall have occurred and be continuing.

            (3) Security. The Company and In-Flight Entertainment LLC shall have taken such action (including, without limitation, delivery to the Administrative Agent appropriately completed and duly executed copies of the Guarantee and Security Agreement) as the Administrative Agent shall have requested in order to perfect the security interests created pursuant to the Security Documents after giving effect to the amendments contemplated hereby.

            (4) Opinion of Counsel to the Company and In-Flight Entertainment LLC. An opinion, dated the date hereof, of Ropes & Gray, counsel to the Company and In-Flight Entertainment LLC, in form and substance satisfactory to the Administrative Agent (and the Company and In-Flight Entertainment LLC hereby instruct such counsel to deliver such opinion to the Lenders and the Administrative Agent).

            (5) Compliance Certificate. A certificate of a senior officer of the Company selling forth in reasonable detail the computations necessary to demonstrate, effective as of the date hereof (and after giving effect to this Amendment No. 1) that the Company will be in compliance with (x)
      Section 1010 of the Senior Indenture, (y) Section 1010 of the Senior Subordinated Indenture and (z) Section 1014 of the Senior Indenture.

            (6) Expenses. Evidence of the payment or delivery by the Company of the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Amendment No. 1 (to the extent that statements for such fees and expenses shall have been delivered to the Company.)

            (7) Other Documents. Such other documents as the Administrative Agent or any Lender or special New York counsel to Chase may reasonably request.

            Section 5. Consent to Release. Upon the satisfaction of the conditions precedent set forth in Section 4 hereof, the Majority Lenders hereby consent to the release of the Lien under the Revolving Credit Security Agreement
(i) covering the equipment subject to the GE Lease Agreement which is to be transferred to General Electric Capital Corporation and/or the Participants under the GE Lease Agreement (ii) on all or any part of the Company's In-Flight Entertainment Division to the extent such Property is transferred to In-Flight Entertainment LLC and (iii) on all or any part of the Company's Services Division to the extent such Property is transferred to BE Services.

            Section 6. GE Lease Obligations. The Administrative Agent and the Lenders agree that the obligations of the Company incurred pursuant to the GE Lease Agreement (including, without limitation, those attributable to the J. D. Edwards software (as so defined therein)) shall not constitute "Indebtedness" under the Credit Agreement.

            Section 7. Miscellaneous. Except as herein provided, the Credit Agreement and Revolving Credit Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                               BE AEROSPACE, INC.


                               By /s/ Thomas P. McCaffrey
                                  -----------------------------------
                                  Title: Chief Financial Officer


                                     LENDERS


                               THE CHASE MANHATTAN BANK


                               By /s/ Matt Massie
                                  -----------------------------------
                                  Title: Vice President


                               NATIONSBANK, N.A. (SOUTH)


                               By /s/ Andrew M. Airheart
                                  -----------------------------------
                                  Title: Senior Vice President


                               LASALLE BUSINESS CREDIT, INC.


                               By /s/ Pat Killpatrick
                                  -----------------------------------
                                  Title: Vice President


                               LTCB TRUST COMPANY


                               By /s/ Philip A. Marsden
                                  -----------------------------------
                                  Title: Senior Vice President

                               CREDITANSTALT-BANKVEREIN


                               By /s/ Greg Roux
                                  -----------------------------------
                                  Title: Vice President


                               By /s/ John Macukas
                                  -----------------------------------
                                  Title: Senior Vice President


                               FUJI BANK & TRUST COMPANY


                               By /s/ Toshiaki Yakura
                                  -----------------------------------
                                  Title: Senior Vice President


                               CREDIT LYONNAIS, NEW YORK BRANCH


                               By /s/ Robert Ivosevich
                                  -----------------------------------
                                  Title: Senior Vice President


                               THE SUMITOMO BANK, LIMITED


                               By /s/ Ann C. Bolduc
                                  -----------------------------------
                                  Title: Vice President & Manager


                               By /s/ Brian M. Smith
                                  -----------------------------------
                                  Title: Senior Vice President &
                                         Regional Manager (East)


                               THE CHASE MANHATTAN BANK,
                                as Administrative Agent


                               By /s/ Matt Massie
                                  -----------------------------------
                                  Title: Vice President

                                                                       EXHIBIT A
                                                                [Conformed Copy]

                        GUARANTEE AND SECURITY AGREEMENT

            GUARANTEE AND SECURITY AGREEMENT dated as of November 19, 1997 between In-Flight Entertainment, LLC, a limited liability company duly organized and validly existing under the laws of Delaware (the "Guarantor"); and THE CHASE MANHATTAN BANK, as agent for the lenders or other financial institutions or entities party, as lenders, to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            BE Aerospace, Inc., a Delaware corporation (the "Company"), certain lenders (the "Lenders") and the Administrative Agent are parties to a Credit Agreement dated as of October 29, 1993, as amended and restated as of May 29, 1997 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said lenders to the Company in an aggregate principal or face amount not exceeding $125,000,000. Contemporaneously with the execution of this Agreement, the Company has requested, and the Lenders and the Administrative Agent have agreed to amend the Credit Agreement on the terms, and subject to the conditions, set forth in Amendment No. 1 to the Credit Agreement ("Amendment No. 1").

            To induce the Lenders to (i) enter into Amendment No. 1 and to agree, pursuant to Amendment No. 1, to include the Eligible Inventory (as so defined) and Eligible Receivables (as so defined) of the Guarantor in the Borrowing Base (as so defined) under the Credit Agreement, (ii) to extend credit under the Credit Agreement and (iii) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed to guarantee the Guaranteed Obligations (as hereinafter defined), and to pledge and grant a security interest in the Series A Collateral (as so defined) as security for the Series A Secured Obligations (as so defined). Accordingly, the parties hereto agree as follows:

            Section 1. Definitions. Terms defined in the Credit Agreement (as amended by Amendment No. 1) are used herein as defined therein. In addition, as used herein:

            "Accounts" shall have the meaning ascribed thereto in Section 4(a) hereof.

            "Collateral Account" shall have the meaning ascribed thereto in
      Section 5.01 hereof.


                        Guarantee and Security Agreement

            "Copyright Collateral" shall mean all Copyrights, whether now owned or hereafter acquired by the Guarantor, including each Copyright identified in Annex 1 hereto.

            "Copyrights" shall mean all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

            "Documents" shall have the meaning ascribed thereto in Section 4(g) hereof.

            "Equipment" shall have the meaning ascribed thereto in Section 4(e) hereof.

            "Guaranteed Obligations" shall have the meaning ascribed thereto in
      Section 2.01 hereof.

            "Instruments" shall have the meaning ascribed thereto in Section 4(b) hereof.

            "Intellectual Property" shall mean, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to the Guarantor with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral, listed in Annex 4 hereto; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or


                        Guarantee and Security Agreement
      hereafter held by the Guarantor; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by the Guarantor in respect of any of the items listed above.

            "Inventory" shall have the meaning ascribed thereto in Section 4.(c) hereof.

            "LiveTV LLC" shall mean B/E Harris LiveTV LLC, a Delaware limited liability company.

            "LiveTV LLC Agreement" shall mean the Limited Liability Company Agreement of B/E Harris LiveTV LLC.

            "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

            "Patent Collateral" shall mean all Patents, whether now owned or hereafter acquired by the Guarantor, including each Patent identified in Annex 2 hereto.

            "Patents" shall mean all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

            "Series A Collateral" shall have the meaning ascribed thereto in
      Section 4 hereof.

            "Series A Secured Obligations" shall mean, collectively, (a) all obligations of the Guarantor in respect of its Guarantee under Section 2 hereof and (b) all other obligations of the Guarantor to the Series A Lenders and the Administrative Agent hereunder.

            "Trademark Collateral" shall mean all Trademarks, whether now owned or hereafter acquired by the Guarantor, including each Trademark identified in Annex 3 hereto. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be


                        Guarantee and Security Agreement
      rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

            "Trademarks" shall mean all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

            "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

            Section 2. The Guarantee.

            2.01 The Guarantee. The Guarantor hereby guarantees to each Series A Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Series A Loans made by the Series A Lenders to, and the Series A Note(s) held by each Series A Lender of, the Company and all other amounts from time to time owing to the Series A Lenders or the Administrative Agent by the Company under the Credit Agreement and under the Basic Documents and all Reimbursement Obligations and interest thereon, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Guarantor hereby further agrees that if the Company shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

            2.02 Obligations Unconditional. The obligations of the Guarantor under Section 2.01 hereof are absolute and unconditional irrespective of the value, genuineness, validity,


                        Guarantee and Security Agreement
regularity or enforceability of the Credit Agreement, the Basic Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.02 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor hereunder which shall remain absolute and unconditional as described above:

               (i) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

               (ii) any of the acts mentioned in any of the provisions of the Credit Agreement or the Basic Documents or any other agreement or instrument referred to herein or therein shall be done or omitted;

               (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement or the Basic Documents or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

               (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Series A Lender or Series A Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Series A Lender exhaust any right, power or remedy or proceed against the Company under the Credit Agreement or the Basic Documents or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.


                        Guarantee and Security Agreement

            2.03 Reinstatement. The obligations of the Guarantor under this
Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will indemnify the Administrative Agent and each Series A Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Administrative Agent or such Series A Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

            2.04 Subrogation. The Guarantor hereby agrees that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration or termination of the Commitments and all Letter of Credit Liabilities of the Series A Lenders under the Credit Agreement it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section
2.01 hereof, whether by subrogation or otherwise, against the Company or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

            2.05 Remedies. The Guarantor agrees that, as between the Guarantor and the Series A Lenders, the obligations of the Company under the Credit Agreement and the Basic Documents may be declared to be forthwith due and payable as provided in Section 9 of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said
Section 9) for purposes of Section 2.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Company and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Company) shall forthwith become due and payable by the Guarantor for purposes of said Section 2.01.

            2.06 Instrument for the Payment of Money. The Guarantor hereby acknowledges that the guarantee in this Section 2 constitutes an instrument for the payment of money, and consents and agrees that any Series A Lender or the Administrative Agent, at its sole option, in the event of a


                        Guarantee and Security Agreement
dispute by the Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

            2.07 Continuing Guarantee. The guarantee in this Section 2 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

            2.08 General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantor under Section 2.01 hereof would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said Section 2.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by the Guarantor, the Administrative Agent, the Series A Lenders or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

            Section 3. Representations and Warranties. The Guarantor represents and warrants to the Series A Lenders and the Administrative Agent that:

            3.01 Action. The Guarantor has all necessary power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Guarantor of this Agreement have been duly authorized by all necessary action on its part; and this Agreement has been duly and validly executed and delivered by the Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            3.02 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange are necessary for the execution, delivery or performance by the Guarantor of this Agreement or for the validity or


                        Guarantee and Security Agreement
enforceability hereof, except for filings and recordings of the Liens created pursuant to this Agreement.

            3.03 Collateral.

            (a) When the Guarantor acquires any rights therein, the Guarantor will be the sole beneficial owner of the Series A Collateral and no Lien will exist upon the Series A Collateral at any time (and no right or option to acquire the same will exist in favor of any other Person), except for Liens permitted under Section 8.06 of the Credit Agreement and except for the pledge and security interest in favor of the Administrative Agent for the benefit of the Series A Lenders created or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of the Series A Collateral (other than Intellectual Property registered or otherwise located outside of the United States of America).

            (b) Annexes 1, 2 and 3 hereto, respectively, set forth a complete and correct list of all Copyrights, Patents and Trademarks owned by the Guarantor on the date hereof; except pursuant to licenses and other user agreements entered into by the Guarantor in the ordinary course of business, that are listed in Annex 4 hereto, the Guarantor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in said Annexes 1, 2 and 3, and all registrations listed in said Annexes 1, 2 and 3 are valid and in full force and effect; except as may be set forth in said Annex 4, the Guarantor owns and possesses the right to use all Copyrights, Patents and Trademarks.

            (c) Annex 4 hereto sets forth a complete and correct list of all licenses and other user agreements included in the Intellectual Property on the date hereof.

            (d) To the Guarantor's knowledge, (i) except as set forth in Annex 4 hereto, there is no violation by others of any right of the Guarantor with respect to any Copyright, Patent or Trademark listed in Annexes 1, 2 and 3 hereto, respectively, and (ii) the Guarantor is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against the Guarantor or, to the Guarantor's knowledge, threatened, and no claim against the Guarantor


                        Guarantee and Security Agreement
      has been received by the Guarantor, alleging any such violation, except as may be set forth in said Annex 4.

            (e) The Guarantor does not own any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.

            (f) Any goods now or hereafter produced by the Guarantor included in the Series A Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended.

            Section 4. Series A Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Series A Secured Obligations, the Guarantor hereby pledges and grants to the Administrative Agent, for the benefit of the Series A Lenders as hereinafter provided, a security interest in all of the Guarantor's right, title and interest in the following property, whether now owned by the Guarantor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Series A Collateral"):

            (a) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of the Guarantor constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to the Guarantor in respect of any loans or advances or for Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to the Guarantor under any guarantee (not including a letter of credit) of the purchase price of Inventory or Equipment sold by the Guarantor and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively "Accounts");

            (b) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Guarantor evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "Instruments")

            (c) all inventory (as defined in the Uniform Commercial Code) of the Guarantor, including Motor Vehicles


                        Guarantee and Security Agreement
      held by the Guarantor for lease (including lease to Subsidiaries of the Guarantor), fuel, tires and other spare parts, all goods obtained by the Guarantor in exchange for such inventory, and any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto (herein collectively called "Inventory");

            (d) all Intellectual Property and all other accounts or general intangibles not constituting Intellectual Property or Accounts;

            (e) all equipment (as defined in the Uniform Commercial Code) of the Guarantor, including all Motor Vehicles (herein collectively called "Equipment");

            (f) each contract and other agreement of the Guarantor relating to the sale or other disposition of Inventory or Equipment;

            (g) all documents of title (as defined in the Uniform Commercial
      Code) or other receipts of the Guarantor covering, evidencing or representing Inventory or Equipment (herein collectively called "Documents");

            (h) all rights, claims and benefits of the Guarantor against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by the Guarantor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

            (i) the balance from time to time in the Collateral Account; and

            (j) all other tangible and intangible personal property of the Guarantor, including, without limitation, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Guarantor described in the preceding clauses of this Section 4 (including, without limitation, any proceeds of insurance thereon) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Guarantor or any


                        Guarantee and Security Agreement
      computer bureau or service company from time to time acting for the Guarantor.

      Notwithstanding the foregoing, the Series A Collateral does not and shall not include:

            (i) any ownership interest in, or right, title or interest of the Guarantor as a member in LiveTV LLC, but shall include (w) any and all moneys, and any and all rights to receive such moneys, due or to become due to the Guarantor now or in the future by way of distribution made to the Guarantor in its capacity as a member of LiveTV LLC or otherwise pursuant to the LiveTV LLC Agreement, (x) any other property or assets, and any and all rights to receive such property or assets, of LiveTV LLC to which the Guarantor now or in the future may be entitled in its capacity as a member of LiveTV LLC, (y) any other claim which the Guarantor now has or may acquire in its capacity as a member of LiveTV LLC against LiveTV LLC and its property or arising out of or for breach or default under the LiveTV Limited Liability Agreement and (z) all proceeds of and to any of the foregoing clauses (w) through (y); and

            (ii) the assets to be transferred to LiveTV LLC, including, without limitation, rights and claims of the Company against In-Flight Phone Corporation transferred to the Guarantor, whether asserted or unasserted with respect to matters prior to the formation of LiveTV LLC and the rights to certain technology, trademarks and trade names licensed to the Guarantor by the Company and to be licensed by the Guarantor to LiveTV LLC.

            Section 5. Cash Proceeds of Series A Collateral.

            5.01 Collateral Account. The Administrative Agent may establish with Chase a cash collateral account (the "Collateral Account"), which may be a "securities account" (within the meaning of Section 8-501 of the Uniform Commercial Code), in the name and under the sole control of the Administrative Agent into which there shall be deposited from time to time the cash proceeds of any of the Series A Collateral (including proceeds of insurance thereon) required to be delivered to the Administrative Agent pursuant hereto and into which the Guarantor may from time to time deposit any additional amounts that it wishes to pledge to the Administrative Agent for the benefit of the Series A Lenders as additional collateral security hereunder. The balance from time to time in the Collateral Account shall constitute part


                        Guarantee and Security Agreement
of the Series A Collateral hereunder and shall not constitute payment of the Series A Secured Obligations until applied as hereinafter provided. Except as expressly provided in the next sentence, the Administrative Agent shall remit the collected balance outstanding to the credit of the Collateral Account to or upon the order of the Guarantor as the Guarantor shall from time to time instruct. However, at any time following the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Series A Lenders as specified in Section 10.03 of the Credit Agreement, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Series A Secured Obligations in the manner specified in Section 6.09 hereof. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided herein.

            5.02 Proceeds of Accounts. At any time after the occurrence and during the continuance of an Event of Default, the Guarantor shall, upon the request of the Administrative Agent, instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts either (a) directly to the Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Administrative Agent) or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Administrative Agent) under arrangements, in form and substance satisfactory to the Administrative Agent pursuant to which the Guarantor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Administrative Agent for deposit into the Collateral Account. All payments made to the Administrative Agent, as provided in the preceding sentence, shall be immediately deposited in the Collateral Account. In addition to the foregoing, the Guarantor agrees that, at any time after the occurrence and during the continuance of an Event of Default, if the proceeds of any Series A Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, the Guarantor shall as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by the Guarantor for and as the property of the Administrative Agent and shall not be commingled with any other funds or property of the Guarantor.


                        Guarantee and Security Agreement

            5.03 Investment of Balance in Collateral Account. Amounts on deposit in the Collateral Account shall be invested from time to time in such Permitted Investments as the Guarantor (or, after the occurrence and during the continuance of a Default, the Administrative Agent) shall determine, which Permitted Investments shall if the Collateral Account is a "securities account" (within the meaning of Section 8-501 of the Uniform Commercial Code) be credited to the Collateral Account and otherwise shall be held in the name and be under the control of the Administrative Agent, provided that (i) at any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Series A Lenders as specified in Section
10.03 of the Credit Agreement, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Series A Secured Obligations in the manner specified in Section 6.09 hereof and (ii) if requested by the Guarantor, such Permitted Investments may be held in the name and under the control of one or more of the Series A Lenders (and in that connection each Series A Lender, pursuant to Section 10.10 of the Credit Agreement) has agreed that such Permitted Investments shall be held by such Series A Lender as a collateral sub-agent for the Administrative Agent hereunder).

            5.04 Cover for Letter of Credit Liabilities. Amounts deposited into the Collateral Account as cover for Letter of Credit Liabilities under the Credit Agreement pursuant to Section 2.10(f) or Section 9 thereof shall be held by the Administrative Agent in a separate sub-account (designated "Letter of Credit Liabilities Sub-Account") and all amounts held in such sub-account shall constitute collateral security first for the Letter of Credit Liabilities outstanding from time to time and second as collateral security for the other Series A Secured Obligations hereunder.

            Section 6. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 4 hereof, the Guarantor hereby agrees with each Series A Lender and the Administrative Agent as follows:

            6.01 Delivery and Other Perfection. The Guarantor shall:

            (a) deliver and pledge to the Administrative Agent any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and


                        Guarantee and Security Agreement
      substance as the Administrative Agent may request; provided, that so long as no Default shall have occurred and be continuing, the Guarantor may retain for collection in the ordinary course any Instruments received by the Guarantor in the ordinary course of business and the Administrative Agent shall, promptly upon request of the Guarantor, make appropriate arrangements for making any Instrument pledged by the Guarantor available to the Guarantor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Administrative Agent, against trust receipt or like document);

            (b) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Administrative Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (h) below;

            (c) from time to time as requested by any Series A Lender, cause the Administrative Agent to be listed as Lienholder of any Equipment covered by a certificate of title or ownership, and within 120 days of such request deliver evidence of the same to the Administrative Agent;

            (d) keep full and accurate books and records relating to the Series A Collateral, and stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably require in order to reflect the security interests granted by this Agreement;

            (e) furnish to the Administrative Agent from time to time (but, unless a Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as the Administrative Agent may reasonably request, all in reasonable detail;

            (f) promptly upon request of the Administrative Agent, following receipt by the Administrative Agent of any


                        Guarantee and Security Agreement
      statements, schedules or reports pursuant to clause (e) above, modify this Agreement by amending Annexes 1, 2 and/or 3 hereto, as the case may be, to include any Copyright, Patent ,or Trademark which becomes part of the Series A Collateral under this Agreement;

            (g) permit representatives of the Administrative Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Series A Collateral, and permit representatives of the Administrative Agent to be present at the Guarantor's place of business to receive copies of all communications and remittances relating to the Series A Collateral, and forward copies of any notices or communications received by the Guarantor with respect to the Series A Collateral, all in such manner as the Administrative Agent may require; and

            (h) upon the occurrence and during the continuance of any Event of Default, upon request of the Administrative Agent, promptly notify (and the Guarantor hereby authorizes the Administrative Agent so to notify) each account debtor in respect of any Accounts or Instruments that such Series A Collateral has been assigned to the Administrative Agent hereunder, and that any payments due or to become due in respect of such Series A Collateral are to be made directly to the Administrative Agent.

            6.02 Other Financing Statements and Liens. Except as otherwise permitted under Section 8.06 of the Credit Agreement, without the prior written consent of the Administrative Agent (granted with the authorization of the Series A Lenders as specified in Section 10.09 of the Credit Agreement), the Guarantor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Series A Collateral in which the Administrative Agent is not named as the sole secured party for the benefit of the Series A Lenders.

            6.03 Preservation of Rights. The Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Series A Collateral.

            6.04 Special Provisions Relating to Certain Collateral.

            (a) Intellectual Property.


                        Guarantee and Security Agreement

            (1) For the purpose of enabling the Administrative Agent to exercise rights and remedies under Section 6.05 hereof at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Guarantor hereby grants to the Administrative Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Guarantor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by the Guarantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

            (2) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 8.05 of the Credit Agreement which limit the right of the Company and its Subsidiaries to dispose of their property, so long as no Event of Default shall have occurred and be continuing, the Guarantor will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Guarantor. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Administrative Agent shall from time to time, upon the request of the Guarantor, execute and deliver any instruments, certificates or other documents, in the form so requested, that the Guarantor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (1) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Series A Secured Obligations and cancellation or termination of the Series A Commitments and Letter of Credit Liabilities or earlier expiration of this Agreement or release of the Series A Collateral, the Administrative Agent shall grant back to the Guarantor the license granted pursuant to clause (1) immediately above. The exercise of rights and remedies under Section 6.05 hereof by the Administrative Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Guarantor in accordance with the first sentence of this clause (2).

            6.05 Events of Default. Etc. During the period during which an Event of Default shall have occurred and be continuing:

            (a) the Guarantor shall, at the request of the Administrative Agent, assemble the Series A Collateral owned by it at such place or places, reasonably convenient to both


                        Guarantee and Security Agreement
      the Administrative Agent and the Guarantor, designated in its request;

            (b) the Administrative Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Series A Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Series A Collateral;

            (c) the Administrative Agent shall have all of the rights and remedies with respect to the Series A Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Series A Collateral as if the Administrative Agent were the sole and absolute owner thereof (and the Guarantor agrees to take all such action as may be appropriate to give effect to such right);

            (d) the Administrative Agent in its discretion may, in its name or in the name of the Guarantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Series A Collateral, but shall be under no obligation to do so; and

            (e) the Administrative Agent may, upon ten Business Days' prior written notice to the Guarantor of the time and place, with respect to the Series A Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Administrative Agent, the Series A Lenders or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Series A Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Administrative Agent or any Series A Lender or anyone else may be the purchaser, lessee,


                        Guarantee and Security Agreement
      assignee or recipient of any or all of the Series A Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Guarantor, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Guarantor shall supply to the Administrative Agent or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 6.05, including by virtue of the exercise of the license granted to the Administrative Agent in Section 6.04(b) hereof, shall be applied in accordance with Section 6.09 hereof.

            The Guarantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Series A Collateral, to limit purchasers to those who will agree, among other things, to acquire the Series A Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Guarantor acknowledges that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Series A Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

            6.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Series A Collateral pursuant to Section 6.05 hereof are insufficient to cover the costs and


                        Guarantee and Security Agreement
expenses of such realization and the payment in full of the Series A Secured Obligations, the Guarantor shall remain liable for any deficiency.

            6.07 Removals, Etc. Without at least 30 days' prior written notice to the Administrative Agent, the Guarantor shall not (i) maintain any of its books and records with respect to the Series A Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than at the address indicated beneath its signature hereto or at one of the locations identified in Part A of Annex 5 hereto or in transit from one of such locations to another or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages hereto; provided, however, that the Guarantor may do business in the states and under the names specified in Part B of Annex 5 hereto.

            6.08 Private Sale. The Administrative Agent and the Series A Lenders shall incur no liability as a result of the sale of the Series A Collateral, or any part thereof, at any private sale pursuant to Section 6.05 hereof conducted in a commercially reasonable manner. The Guarantor hereby waives any claims against the Administrative Agent or any Series A Lender arising by reason of the fact that the price at which the Series A Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Series A Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Series A Collateral to more than one offeree.

            6.09 Application of Proceeds. Except as otherwise herein expressly provided and except as provided below in this Section 6.09, the proceeds of any collection, sale or other realization of all or any part of the Series A Collateral pursuant hereto, and any other cash at the time held by the Administrative Agent under Section 5 hereof or this Section 6, shall be applied by the Administrative Agent:

            First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Agent and the reasonable fees and expenses of its agents and counsel, and all reasonable expenses incurred and advances made by the Administrative Agent in connection therewith;


                        Guarantee and Security Agreement

            Next, to the payment in full of the Series A Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Series A Lenders holding the same may otherwise agree; and

            Finally, to the payment to the Guarantor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

Notwithstanding the foregoing, the proceeds of any cash or other amounts held in the "Letter of Credit Liabilities Sub-Account" of the Collateral Account pursuant to Section 5.04 hereof shall be applied first to the Letter of Credit Liabilities outstanding from time to time and second to the other Series A Secured Obligations in the manner provided above in this Section 6.09.

            As used in this Section 6, "proceeds" of Series A Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Series A Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Guarantor or any issuer of or obligor on any of the Series A collateral.

            6.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Administrative Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Administrative Agent is hereby appointed the attorney-in-fact of the Guarantor for the purpose of carrying out the provisions of this Section 6 and taking any action and executing any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this Section 6 to make collections in respect of the Series A Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Guarantor representing any dividend, payment or other distribution in respect of the Series A Collateral or any part thereof and to give full discharge for the same.

            6.11 Termination. When all Series A Secured Obligations shall have been paid in full and the Series A Commitments of the Series A Lenders under the Credit Agreement and all Letter of Credit Liabilities shall have expired or been


                        Guarantee and Security Agreement
terminated, this Agreement shall terminate, and the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Series A Collateral and money received in respect thereof, to or on the order of the Guarantor and to be released and canceled all licenses and rights referred to in Section 6.04(a) hereof. The Administrative Agent shall also execute and deliver to the Guarantor upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the Guarantor to effect the termination and release of the Liens on the Series A Collateral.

            6.12 Further Assurances. The Guarantor agrees that, from time to time upon the written request of the Administrative Agent, the Guarantor will execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement.

            6.13 Release of Motor Vehicles. So long as no Event of Default shall have occurred and be continuing, upon the request of the Guarantor, the Administrative Agent shall execute and deliver to the Guarantor such instruments as the Guarantor shall reasonably request to remove the notation of the Administrative Agent as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release effective only upon receipt by the Administrative Agent of a certificate from the Guarantor stating that the Motor Vehicle the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss).

            Section 7. Miscellaneous.

            7.01 No Waiver. No failure on the part of the Administrative Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.


                        Guarantee and Security Agreement

            7.02 Notices. All notices, requests, consents and demands hereunder shall be in writing and telexed, telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            7.03 Expenses. The Guarantor agrees to reimburse each of the Series A Lenders and the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Series A Lenders and the Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Administrative Agent of any obligations of the Guarantor in respect of the Series A Collateral that the Guarantor has failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Series A Collateral, and for the care of the Series A Collateral and defending or asserting rights and claims of the Administrative Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 7.03, and all such costs and expenses shall be Series A Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 4 hereof.

            7.04. Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Guarantor and the Administrative Agent (with the consent of the Series A Lenders as specified in Section 10.09 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Administrative Agent and each Series A Lender, each holder of any of the Series A Secured Obligations and the Guarantor.

            7.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective


                        Guarantee and Security Agreement
successors and assigns of the Guarantor, the Administrative Agent, the Series A Lenders and each holder of any of the Series A Secured Obligations (provided, however, that the Guarantor shall not assign or transfer its rights hereunder without the prior written consent of the Administrative Agent).

            7.06 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            7.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

            7.08 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. The Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

            7.09 Waiver of Jury Trial. EACH OF THE GUARANTOR, THE ADMINISTRATIVE AGENT AND THE SERIES A LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            7.10 Agents and Attorneys-in-Fact. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

            7.11 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest


                        Guarantee and Security Agreement
extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Series A Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.


                        Guarantee and Security Agreement

            IN WITNESS WHEREOF, the parties hereto have caused this Guarantee and Security Agreement to be duly executed and delivered as of the day and year first above written.

                                    IN-FLIGHT ENTERTAINMENT, LLC



                                    By:   BE Aerospace, Inc., Member



                                    By /s/ Thomas P. McCaffrey
                                       ----------------------------------
                                       Title:  Chief Financial Officer

                                    Address for Notices:

                                    In-Flight Entertainment, LLC
                                    17481 Red Hill Avenue
                                    Irvine, California 92614
                                    Attn: Thomas P. McCaffrey


                        Guarantee and Security Agreement

                                    THE CHASE MANHATTAN BANK,
                                       as Administrative Agent



                                    By   /s/ Matt Massie
                                         ----------------------------------
                                         Title: Vice President


                                    Address for Notices:

                                    The Chase Manhattan Bank, as
                                    Administrative Agent
                                    270 Park Avenue
                                    38th Floor
                                    New York, New York 10017
                                    Attention:   Matthew H. Massie

                                    with a copy to:

                                    The Chase Manhattan Bank
                                    Agent Bank Services Group
                                    8th Floor
                                    1 Chase Manhattan Plaza
                                    New York, New York 10081
                                    Attention: Frank Giacalone


                        Guarantee and Security Agreement

                                                                         ANNEX 1


                 LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS AND
                    APPLICATIONS FOR COPYRIGHT REGISTRATIONS


Title            Date Filed            Registration No.           Effective Date
--------------------------------------------------------------------------------
                                       [None]


                   Annex 1 to Guarantee and Security Agreement

                                                                         ANNEX 2


                     LIST OF PATENTS AND PATENT APPLICATIONS



File           Patent           Country          Registration No.        Date
--------------------------------------------------------------------------------
                                       [None]


                   Annex 2 to Guarantee and Security Agreement

                                                                         ANNEX 3

                LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,
                  TRADEMARK AND SERVICE MARK REGISTRATIONS AND
            APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS


                                 U.S. Trademarks


                            Application (A)
                            Registration (R)                    Registration
Mark                        or Series No. (S)                   or Filing Date
--------------------------------------------------------------------------------
                                     [None]

                   Annex 3 to Guarantee and Security Agreement

                               Foreign Trademarks

                 Application (A)                             Registration or
Mark             Registration (R)           Country          Filing Date (F)
--------------------------------------------------------------------------------
                                     [None]


                   Annex 3 to Guarantee and Security Agreement

                                                                         ANNEX 4


                LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS

                                     [None]


                   Annex 4 to Guarantee and Security Agreement

                                                                         ANNEX 5


                                LIST OF LOCATIONS


Part A - List of Locations.




Part B - Trade Names/State

       Trade Name                                    State
       ----------                                    -----
       BE Aerospace, Inc.                            California
       In-Flight Entertainment                       California


                   Annex 5 to Guarantee and Security Agreement